EXHIBIT 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of A-Power Energy Generation Systems, Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kin Kwong (Peter) Mak, Chief Financial Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ,  that:

 (1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 31, 2010

/s/ Kin Kwong (Peter) Mak
Kin Kwong (Peter) Mak
Chief Financial Officer
(Principal Financial Officer)